[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10).
Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.1B
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
BY AND BETWEEN
INTERNATIONAL AERO ENGINES, LLC
AND
FRONTIER AIRLINES, INC.
DATED AS OF JULY 24, 2025

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1.    DEFINITIONS    5
2.    PURCHASE OBLIGATIONS    5
3.    FINANCIAL ASSISTANCE    5
4.    [***]    10
5.    SPARE PARTS PROVISIONS    11
6.    FLEET MANAGEMENT PROGRAM    11
7.    GUARANTEE PLANS AND TECHNICAL SUPPORT    12
8.    [***]    13
9.    LIQUIDATED DAMAGES    13
10.    TERMS AND CONDITIONS; MISCELLANEOUS    15
11.    NOTICES    16
12.    [***]    17
13.    ENTIRE AGREEMENT    17
14.    PARTICIPATION OF PARTIES    17

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LIST OF APPENDICES
Appendix 1    Agreement Definitions
Appendix 2    Delivery Schedule
Appendix 3        Engine Specifications
Appendix 4    [***]
Appendix 5    Fleet Management Program
Appendix 6    Product Support for the PW1100G-JM Engine
Appendix 7    PW1100G-JM Engine Warranty and Service Policy
Appendix 8    Spare Engine Payment Schedule
Appendix 9    Guarantee Plan Definitions and Conditions
Appendix 10    [RESERVED]
Appendix 11    Terms and Conditions of Sale of Goods and Services

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This PW1100G-JM Engine Purchase and Support Agreement and Fleet Management Program, dated as of July 24, 2025 (this “Agreement”), is entered into by and between IAE and Frontier. IAE and Frontier are sometimes referred to individually as a “Party” or together as the “Parties.”
WHEREAS:
Frontier has entered into a binding agreement with Airbus for the purchase of ninety-one (91) Firm Aircraft;
Frontier desires to purchase from IAE twenty-eight (28) Firm Spare Engines;
IAE desires to provide Engines, support, and other assistance for the Engines installed on the Firm Aircraft, and sell to Frontier the Firm Spare Engines;
Frontier desires to have all off-wing engine maintenance services performed exclusively by IAE under the FMP (as set out in Appendix 5) both for the Engines installed on the Firm Aircraft, and for the Firm Spare Engines;
IAE is willing to become Frontier’s exclusive maintenance provider for such Engines through the FMP;
Concurrent with the execution of this Agreement Frontier and IAE also desire to enter into Amendment No. 2 (“Amendment No. 2”) to the PW1100G-JM Engine Purchase and Support Agreement between the Parties dated as of April 13, 2020 (as amended, the “2020 NEB-FMP Agreement”) to amend the terms of the Lease Engine Support contained in Appendix 5 thereto;
Concurrent with the execution of this Agreement, Frontier and IAE also desire to enter into the Spare Engine and Spare Engine and Intermix Agreement to detail certain terms relating to operations and support for the Engines covered by both the 2020 NEB-FMP Agreement and this Agreement; and
IAE and Frontier desire to express herein their complete understanding and agreement in connection with Frontier’s selection of the Engines to power the Firm Aircraft, its purchase of the Firm Spare Engines, and its selection of the FMP for all off-wing Engine maintenance services for the Firm Spare Engines and the Engines that power the Firm Aircraft.
NOW THEREFORE:
In consideration of the above recitals and the conditions, mutual covenants, and agreements contained in this Agreement, including those contained in the FMP attached hereto as Appendix 5, IAE and Frontier mutually agree as follows:
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1.DEFINITIONS
Capitalized terms used but not defined in the body of this Agreement are defined in Appendix 1.
2.PURCHASE OBLIGATIONS
Upon mutual execution of this Agreement, the Parties agree as follows:
2.1Frontier has placed a firm purchase order with Airbus (the “Airbus Purchase Agreement”) for all of the Firm Aircraft and will take delivery of the Firm Aircraft in accordance with the Airbus Purchase Agreement and in accordance with the Delivery Schedule;
2.2IAE will sell, under separate agreements with Airbus, new PW1100G-JM Engines for installation on the Firm Aircraft (the “Frontier Aircraft”) for which Frontier places a firm order with Airbus;
2.3Frontier will purchase and take delivery of, and IAE will sell and deliver to Frontier, the Firm Spare Engines in accordance with the Delivery Schedule (and the other terms and conditions of this Agreement). This Agreement constitutes Frontier’s firm purchase order with IAE for the Firm Spare Engines scheduled for delivery in accordance with the Delivery Schedule, as the Delivery Schedule is amended from time to time;
2.4Frontier acknowledges that receipt of the benefits under this Agreement is subject to and conditioned upon: (a) Frontier performing its obligations under the FMP as set forth in Appendix 5 in accordance with the terms hereof; and (b) Frontier concurrently entering into Amendment No. 2 and the Spare Engine and Intermix Agreement along with this Agreement. For the avoidance of doubt, in order to receive the benefits of each respective agreement, this Agreement, the Spare Engine and Intermix Agreement and the Amendment No. 2 must be executed concurrently by the Parties hereto; and
2.5This Agreement (including its Appendices) constitutes a valid, binding, and legally enforceable contract by and between IAE and Frontier for the (i) support of the Engines installed on the Frontier Aircraft, (ii) purchase and sale of the Firm Spare Engines, and (iii) performance of the FMP, as each is described in this Agreement or the FMP, as applicable.

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3.FINANCIAL ASSISTANCE
IAE agrees to provide Frontier with the financial assistance identified in this Article 3. IAE’s issuance of all credits identified herein is conditioned upon: (a) Frontier accepting delivery of each Firm Aircraft and the Firm Spare Engines in accordance with the Delivery Schedule, as may be amended from time to time, and (b) Frontier not being in material breach of its obligations in accordance with this Agreement and the FMP.
Unless otherwise specified, each credit identified in this Article 3 will be issued in accordance with the applicable terms set forth in Section 3.5.
3.1[***]
[***]

[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

3.2[***]
[***]

[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]

[***]
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3.3Delivery, Shipping Stand and Engine Bag
Delivery of each Firm Spare Engine, [***], is Ex Works at IAE’s designated facility in the United States.
IAE will invoice Frontier, and Frontier will pay IAE, for each Spare Engine and any associated or Additional Equipment purchased under this Agreement in accordance with IAE’s Spare Engine Payment Schedule attached as Appendix 8. Upon request from Frontier, IAE will reasonably cooperate with and assist Frontier in relation to any financing of the Spare Engines and Firm Aircraft by providing reasonable documentation to Frontier or its financier, subject to any reasonable restrictions on proprietary information and NDA’s, whether such financing is in the form of debt or a sale-leaseback transaction.
3.4[***] Credit
To assist Frontier with [***], for each of the ninety-one (91) Frontier Aircraft delivered by Airbus, IAE will credit Frontier’s account with IAE in the amount of [***] in accordance with Article 4 to [***]. Such [***] Credit will be issued to Frontier’s account with IAE at the delivery of the Frontier Aircraft and thereafter, may be used to [***]. Notwithstanding the foregoing, Frontier may use all or a portion of such [***] Credit towards [***].
3.5Credit Issuance and Application
3.5.1IAE will issue all of the credits described in this Article 3 in accordance with the applicable terms set forth in this Section 3.5. [***].
3.5.2IAE will issue all other applicable credits described in this Article 3 to Frontier [***].  Credits issued by IAE to Frontier’s account with IAE may be applied toward [***].  Unless stated otherwise in this Agreement, the credits referred to in this Section 3.5.2 [***].

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3.6Notwithstanding any other provision of this Agreement to the contrary, IAE reserves the right following prior written notice to Frontier to apply any and all credits due and issuable to Frontier to any delinquent outstanding invoices issued by IAE and/or PWEL to Frontier.
3.7Frontier will ensure compliance with any and all requirements (including but not limited to reporting and approval requirements) of any applicable currency control or other law, rule, or regulation relating to any credits issued under this Agreement.
3.8Technical Publications
[***]
3.9Customer Support Representative
The customer support representatives provided by IAE to Frontier (“Customer Support Representative(s)”) will be fully trained on all facets of engine line maintenance and are stationed around the world to assist operators with the introduction and continued operation of the Engine in their fleets. IAE will continue to provide, on an exclusive basis, a Customer Support Representative(s) in Denver, Colorado. The Customer Support Representative(s) will provide the following services to Frontier:
(a)    twenty-four (24) hour support;
(b)    maintenance action recommendations, in consultation with Program Manager for the FMP;
(c)    daily reporting on engine technical situations;
(d)    on-the-job training;
(e)    Service Policy and Warranty preparation assistance,
(f)    AOG Event assistance; and
(g)    prompt communication with IAE on all pending action items and questions.
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The Customer Support Representative will provide on-site technical support for Engines at Frontier’s line stations, upon Frontier’s reasonable request, on an as-required basis to be determined by IAE.
When IAE is providing a Customer Support Representative on an exclusive basis as contemplated under this Section 3.9, Frontier will provide the Customer Support Representative free of charge segregated office space at a location to be mutually agreed and conveniently located with respect to Frontier’s maintenance facilities, with office furniture and equipment including telephone and internet connection (all in a manner that is customary for Frontier employees). For the avoidance of doubt, IAE’s assigned Customer Support Representative may provide coverage for other IAE engine models in Frontier’s fleet. Except for providing such office, furniture, office equipment and telephone support to such Customer Support Representative, such IAE Customer Support Representative and any additional customer support or field representatives that IAE may assign from time to time shall be provided at no cost or charge to Frontier.
4.[***]
[***]
4.1[***]
[***]
[***]
[***]
5.SPARE PARTS PROVISIONS
5.1[***]
[***]
[***]
5.2[***]
[***]
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6.FLEET MANAGEMENT PROGRAM
[***]
7.GUARANTEE PLANS AND TECHNICAL SUPPORT
7.1Guarantee Plans
IAE will provide Frontier with the Guarantee Plans set forth in Attachments [***] to Appendix 9, Guarantee Plan Definitions and Conditions (the “Guarantee Plans”). The Guarantee Plans are subject to the terms and conditions set forth in the Guarantee Plan Definitions and Conditions attached as Appendix 9. Eligibility under the Guarantee Plans is conditioned upon all PW1100G-JM Engines covered under this Agreement and installed on the Frontier Aircraft and all Firm Spare Engines purchased under this Agreement being maintained exclusively in the IAE Network (except as otherwise expressly set forth in this Agreement) or, in the event of a premature termination of the FMP in accordance with the terms thereof, being maintained throughout the term and in accordance with the terms of the applicable Guarantee Plan(s) with only Parts and IAE-approved repairs and in accordance with IAE instructions and recommendations or publications.
7.2Product Support for the PW1100G-JM Engine
IAE will provide Frontier the benefits of the Product Support Plan for First-Generation Owners/Operators Acquiring New PW1100G-JM Engines, attached as Appendix 6.
7.3PW1100G-JM Engine Warranties and Service Policies
IAE will provide Frontier [***] with benefits of the Warranties and Service Policies for the PW1100G-JM Engine, attached as Appendix 7, except that [***] of Article 3 (Standard Terms and Conditions) of the Engine Service Policy is deleted in its entirety and replaced with the following:
[***]
8.[***]
[***]
8.1[***]
8.2[***]
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[***]
9.LIQUIDATED DAMAGES
9.1The Parties agree that IAE’s damages flowing from Frontier’s failure or inability to take delivery, wrongful rejection, or wrongful revocation of acceptance of any Firm Aircraft or Firm Spare Engine in accordance with the Delivery Schedule, as amended from time to time, are difficult to calculate and prove accurately (any such failure or inability to take delivery, wrongful rejection or wrongful revocation of acceptance constitutes a “Cancellation”; any Cancellation of a Firm Aircraft, a “Cancelled Aircraft”; and the Cancellation of a Firm Spare Engine, a “Cancelled Spare Engine”). [***]
9.1.1[***]
9.1.2[***]
The Delivery Schedule, as amended from time to time, will serve as the then-scheduled delivery date for all Frontier Aircraft and Spare Engines. The Parties shall meet at least once per quarter to review the current Delivery Scheule and discuss in good faith the need to update or amend to Delivery Schedule.
9.2[***]
9.3[***] the on-going benefits and rights of Frontier under the Guarantee Plans and the FMP remain predicated and conditioned upon Frontier’s acceptance and the continued operation of the FMP Engines, and IAE retains any and all legal and equitable rights and remedies under the Guarantee Plans and/or FMP that derive from or are related to Frontier’s failure to satisfy such condition.
9.4[***]
10.TERMS AND CONDITIONS; MISCELLANEOUS
10.1Terms and Conditions; Controlling Provision
The Terms and Conditions (which are attached hereto as Appendix 11) govern all transactions under this Agreement. In the event of a conflict between a provision set forth in the main body of this Agreement and a provision set forth in an appendix or attachment to this Agreement, or if a provision in the main body of this Agreement modifies a provision set forth in an appendix or attachment to this Agreement, the provision set forth in the main body of this Agreement shall govern over the provision set forth in the appendix or attachment to this Agreement.
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10.2Incorporation of Appendices
All appendices and attachments attached hereto and referred to in this Agreement form an integral part of this Agreement and are hereby incorporated and made a part of this Agreement for all purposes.
10.3Headings
The headings in this Agreement are provided for convenience only and do not affect its meaning.
10.4Amendments and Supplements
Any reference to this Agreement means this Agreement as amended or supplemented, subject to any restrictions on amendment contained herein.
10.5Frontier agrees to display IAE’s logo on the nacelle for all Firm Aircraft. IAE shall be responsible for properly installing the logos at its own cost for any nacelles that IAE chooses to have display such logo(s). IAE shall be responsible for obtaining the consent to the display of such logo in respect of any Firm Aircraft owned by a lessor leasing such Firm Aircraft to Frontier and to be responsible for the cost of removing the logo(s) if required by a lessor at lease return.
11.NOTICES
The Parties agree that all demands, notices, and other communications under this Agreement must be in writing and will be deemed to be duly given when personally delivered or when deposited in the mail, confirmation of receipt requested, first-class postage prepaid, or sent by internationally recognized courier service, or sent by email with email confirmation of receipt, addressed as follows:
To Seller:    International Aero Engines, LLC
400 Main Street, Mail Stop ETC-1
East Hartford, Connecticut 06118
USA
E-Fax:        [***]
Email:        [***]
Attention:    Chief Legal Officer
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To Buyer:    Frontier Airlines, Inc.
4545 Airport Way
Denver, Colorado 80239
USA
Email:        [***]
Attention:    Treasurer
With a copy to: Frontier Airlines, Inc.
4545 Airport Way
Denver, Colorado 80239
USA
Email:        [***]
Attention:    General Counsel
or at such other address as may hereafter be furnished in writing by either Party to the other.
12.[***]
[***]
[***]
[***]
13.ENTIRE AGREEMENT
This Agreement, including its appendices and attachments, contains the entire understanding between the Parties with respect to the subject matter hereof and supersedes in their entirety all prior or contemporaneous oral or written communications, agreements or understandings between the Parties with respect to the subject matter hereof. This Agreement may be executed in one or more counterparts, each of which will be considered an original but all of which together constitute one and the same instrument. For additional clarity, prior to this Agreement becoming a binding and enforceable contract, the Parties hereto must also concurrently execute Amendment No. 2 and the Spare Engine and Intermix Agreement.
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14.PARTICIPATION OF PARTIES
14.1Direct Negotiations
It is hereby understood and agreed between IAE and Frontier that this Agreement and all documentation leading to such Agreement have been, and any and all amendments resulting from such Agreement shall be, agreed and concluded by direct negotiations between IAE and Frontier, without any intermediaries, agents or brokers. Both Parties hereby represent, undertake and warrant to the other Party that it has not paid, agreed to pay, promised to pay, authorized the payment of or caused to be paid directly or indirectly in any form whatsoever any commission, percentage, contingent fee, brokerage, gift, anything of value or other similar payments of any kind whatsoever, in connection with the establishment, selection, negotiation or operation of this Agreement prior to, now or afterwards to any person (whether a governmental official or private individual) or any entity in the United States or elsewhere in violation of the provisions of this Section 14.1. Notwithstanding the foregoing, the Parties may engage and remit payment to professional advisers retained or engaged in connection with the drafting, negotiation, execution, performance and/or enforcement of this Agreement.
Each Party hereby agrees to indemnify, defend and hold harmless the other from any loss, damage, cost, expense, liability or claim, including legal fees, which the other may reasonably incur or suffer in connection with any person seeking by, through or under the Party being indemnified any obligation for a commission, fee or payment incurred by the indemnifying Party in connection with the transaction contemplated by this Agreement or as a result of a breach of the representation contained in the preceding paragraph.
14.2Rule of Construction
The Parties hereto acknowledge that this Agreement and all matters contemplated herein have been negotiated between the Parties and that the Parties have, from the commencement of negotiations to the execution hereof, participated in the drafting and preparation of this Agreement. If any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
This Agreement is available for Frontier’s consideration until July 25, 2025.
Upon mutual execution, this Agreement will become an enforceable contract. The Parties agree that electronic signatures will be deemed to be of the same force and effect as an original executed document. If executed or delivered by other electronic means (i.e. email), the Parties agree to provide original signature pages upon request.
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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first entered above and deem that it is executed in the State of Connecticut.

FRONTIER AIRLINES, INC.

By	/s/ Howard Diamond

Name	Howard Diamond

Title	General Counsel

INTERNATIONAL AERO ENGINES, LLC

By	/s/ Daniel Kirk

Name	Daniel Kirk

Title	RVP - Sales

Appendix 1
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
AGREEMENT DEFINITIONS
For all purposes of this Agreement, the following capitalized terms have the meanings set forth below:
“Accepted Technical Data” means OEM data, recommendations, or information that has been provided by the OEM that is not “Approved Technical Data” (as defined herein). This includes but is not limited to all operator wires, special instructions, illustrated parts catalogs, and EagleNet or similar wires.
“AD” means an Aviation Authority-issued Engine airworthiness directive.
“Additional Equipment” means any item in the Engine Specification identified under the Additional Equipment section thereof.
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“ADEM” means IAE's Advanced Diagnostics & Engine Management web-based software tools.
“Airbus” means Airbus S.A.S.
“Airbus Contract” means, individually and collectively, the contracts between (a) Airbus and Frontier (i.e., the Airbus Purchase Agreement), (b) Airbus and Wizz Air Hungary Ltd. (“Wizz Air”), (c) Airbus and Controladora Vuela Compania de Aviacion, S.A.B. de C.V. (“Volaris”), (d) Airbus and Cebu Air Inc., (“Cebu Pacific”), and (e) Airbus and JetSMART Airlines, Spa (“JetSMART”), under which Frontier, Wizz Air, Volaris and JetSMART have in total agreed to collectively purchase up to seven hundred seventeen (717) A320neo aircraft, A321neo aircraft and A321XLR aircraft.
“Airbus Delivery Schedule Acceleration” has the meaning set forth in the definition of “Delivery Schedule.”
“Airbus Delivery Schedule Change” means an Airbus Delivery Schedule Acceleration or Airbus Delivery Schedule Deferral.
“Airbus Delivery Schedule Deferral” has the meaning set forth in the definition of “Delivery Schedule.”
“Airbus Purchase Agreement” has the meaning set forth in Section 2.1.
“AOG Event” or “Aircraft-on-Ground Event” is [***]
“Approved Technical Data” means technical data that has been approved by the Aviation Authority or by an Aviation Authority DER.
“Aviation Authority” means the [***] (a) under the laws of the State of Registration of the relevant Frontier Aircraft may, from time to time, have control or supervision of civil aviation in that state; and (b) have jurisdiction over the registration, airworthiness or operation of, or other matters relating to a Frontier Aircraft, provided that it is substantially similar to, and no more prescriptive than, the FAA requirements related to safety standards or overall part and engine level reliability certification requirements.
“BFE” means “Buyer Furnished Equipment,” which is aircraft manufacturer-supplied or Frontier furnished engine-mounted accessories (typically including such items as integrated drive generator, quick accessory disconnect adapter, hydraulic pumps, shut-off valve, and pressure regulating valve).
“Business Day” means Monday through Friday, except for any bank holidays in the State of Colorado, United States and/or the State of New York, United States, as applicable.

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[***]
“CMM” means the applicable component maintenance manual.
“Collins” means Collins Aerospace Inc., which is an affiliate of IAE.
“Collins Accessory(ies)” means those parts listed in Attachment 5 to Appendix 5 as “Collins Accessories”, originally installed on FMP Engines or acquired new and dedicated solely for the support of FMP Engines, as may be exchanged or replaced in accordance with this Agreement.
“Commencement Date” has the meaning set forth in Article 2 of Appendix 5.
[***]
“Customized Engine Maintenance Program” or “CEMP” means the program for Engine maintenance established by IAE for Frontier in accordance with and as may be amended in accordance with Section 8.1 of the FMP.
[***]
“Delivery Schedule” means the delivery schedule attached as Appendix 2, [***], provided, however, that no Firm Aircraft will be delivered after [***], and no Firm Spare Engines will be delivered after [***]. In the event of any Airbus Delivery Schedule Change or exercise by Frontier of a [***], Frontier shall notify IAE within [***] thereof, and the Parties shall promptly thereafter enter into an amendment to Appendix 2 hereto to reflect such changes. In furtherance of the foregoing, the Parties agree that the term “Delivery Schedule” shall mean the Delivery Schedule originally attached as Appendix 2 to this Agreement on the date hereof, as the same be amended from time to time in writing and in accordance with the terms of this Agreement.
[***]
“DER” means Designated Engineering Representative.
“EA” has the meaning given in Section 5.5 of Appendix 5.
[***]
“Economically Repairable” generally means that the cost hereunder of the repair, exclusive of modification and transportation costs of a Part, will be equal to or less than [***] of the IAE commercial price of the Part at the time the repair is considered, or shall be otherwise reasonably determined by IAE.

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“EIS” means the entry into service of a Frontier Aircraft.
“Eligible Engines” has the meaning set forth in Article 1 of Appendix 9.
“Engine” means an IAE PW1127GA-JM, PW1133GA-JM, or PW1133G1-JM or PW1133G1/2-JM engine, described as Standard Equipment in the relevant Engine Specification, attached as Appendix 3, sold by IAE for commercial aviation use, whether delivered directly to Airbus and installed as new equipment on the Frontier Aircraft by Airbus or delivered directly to Frontier from IAE for use as a spare or replacement Engine.
“Engine Build Up” or “EBU” refers to either the EBU 1 or EBU 2, as applicable, as each is described in the Additional Equipment section of the Engine Specification.
[***]
“Engine Lease Agreement” means a short-term spare engine lease agreement based on the International Air Transport Association short-term spare engine form lease agreement, with appropriate mutually agreed modifications entered into between PWEL and Frontier for a spare PW1100G-JM engine.
“Engine Shipset” means two (2) new Engines delivered by IAE to Airbus for installation on a Firm Aircraft, and which does not include engine mounts, EBU 1, EBU 2 or installation thereof.
“Engine Specification” means the relevant Engine specification attached as Appendix 3, which is subject to revision prior to Engine delivery.
“Engine Warranty and Service Policy” or “Service Policy” means the Warranties and Service Policies for the PW1100G-JM Engine attached as Appendix 7.
[***]
[***]
[***]
[***]
[***]
[***]

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“External Equipment” means any accessory, component, or part that is mounted, directly or indirectly, to the outside of any engine case, case flange, or to the main gearbox, including Engine accessory components, line replacement units, BFE, EBU parts and hardware, nacelle propulsion system components and any related mounting hardware, wiring harnesses, plumbing, brackets, and kit-and-bin material associated with any such components. External Equipment also includes accessories or components that are maintained per the manufacturer’s CMM and any related mounting hardware, wiring harnesses, plumbing, brackets, and kit-and-bin material associated with any such accessories or components.
“Extreme Environmental Conditions” means [***]
“FAA” means the Federal Aviation Administration of the United States of America or any successor agency thereto.
“Firm Aircraft”, individually or collectively, means the ninety-one (91) new firm-ordered PW1100G-JM engine-powered A320neo or A321neo aircraft identified in the Delivery Schedule included in Appendix 2 in the table, as amended from time to time, such Firm Aircraft to be delivered to Frontier in accordance with the Delivery Schedule, as amended from time to time, as PW1100G-JM engine-powered A320neo or A321neo aircraft added to this Agreement [***] will also be considered Firm Aircraft scheduled for delivery on the date provided in Frontier’s notice to IAE.
[***]
“Firm Spare Engines” means the twenty-eight (28) new firm-ordered spare engines identified in the Delivery Schedule as “Firm Spare Engines” to be delivered to Frontier in accordance with the Delivery Schedule, as amended from time to time.
“FMP” has the meaning set forth in Article 1 to Appendix 5.
“FMP Engines” has the meaning set forth in Article 1 of Appendix 5.
[***]
“FOD” means foreign object damage. Such damage refers to any damage to an Engine that is directly caused by an object that is foreign to the Engine during such Engine’s normal operation. In general, if damage is not conclusively attributable to an Engine part, it shall be attributed to a foreign object; however, in each case IAE will use good faith, reasonable measures to determine and demonstrate to Frontier that such damage is caused by a foreign object or to rule out impact damage from Engine Parts as the cause of damage.
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“Frontier” means Frontier Airlines, Inc., a corporation organized and existing under the laws of Colorado, USA, which has an office located at 4545 Airport Way, Denver, Colorado, 80239 USA.
“Frontier Aircraft” has the meaning set forth in Section 2.2.
[***]
“Guarantee Plans” has the meaning set forth in Section 7.1 of this Agreement.
“IAE” means International Aero Engines, LLC, a limited liability company organized and existing under the laws of Delaware, USA, which has an office located at 400 Main Street, East Hartford, Connecticut 06118 USA.
[***]
[***]
“Invoice Price” for each Firm Spare Engine purchased and delivered under this Agreement means the Unit Base Price escalated to the actual month of delivery by IAE to Frontier in accordance with this Agreement.
“Lease Engine” has the meaning set forth in Section 6.2 of the Spare Engine and Intermix Agreement.
“LLPs” or “Life Limited Parts” means those rotating Parts which have Parts Life Limit. For purposes of this Agreement, LLPs do not include static, non-rotating LLPs.
[***]
[***]
“Miscellaneous Shop Visit” has the meaning set forth in Section 3.1.5 of Appendix 5.
“Missing Part” means any part, including, but not limited to, accessories, that was not installed on an FMP Engine at the time of engine induction or was not subsequently provided to IAE by Frontier for such FMP Engine’s shop visit.
“PAH” or “Production Approval Holder” means an entity holding a production certificate issued under the authority of the FAA.
[***]
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FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 20

“Parts”, as defined in the Service Policy, means Engine parts sold by IAE and delivered as original equipment in an Engine or Engine parts sold and delivered by IAE as new spare parts in support of an Engine.
“Parts Life Limit” means the maximum allowable total parts time or total parts cycles for specific Parts, including re-operation if applicable, as established by IAE and the applicable Airworthiness Authority. Parts Life Limits are published in the Airworthiness Limitations section of the applicable Instructions for Continued Airworthiness.
“Period of Cover” has the meaning set forth in Section 2.2 of Appendix 5.
“PMA” or “Parts Manufacturer Approval” means the authority granted by the FAA to manufacture parts for installation in type-certificated products.
“[***] Credit” has the meaning set forth in Section 4.1 of this Agreement.
“Prime Rate” shall mean the base annual interest rate on corporate loans posted by at least [***] as published in Eastern edition of the Wall Street Journal as of the date of determination.
“Product Support Plan” means the Product Support Plan for the PW1100G-JM Engine, attached as Appendix 6.
“PWEL” means PW1100G-JM Engine Leasing, LLC, or IAE, or any other IAE affiliate that provides spare engine lease support.
“SB” means an IAE-issued Engine service bulletin.
“Scrapped” means those parts determined by IAE, acting reasonably, to be unserviceable and not Economically Repairable.
“Shipping Stand” means a new shipping stand provided by IAE to Frontier, suitable for road shipment of spare PW1100G-JM engines.
“Shop Visit” means an FMP Engine has been removed and inducted into an IAE facility within the IAE Network and the separation of major mating engine flanges or the removal of a disk, hub, or spool is performed on such FMP Engine.
“SLB Aircraft” means a Firm Aircraft that Frontier sells or assigns its rights to purchase under the Airbus Purchase Agreement or otherwise transfers ownership to an aircraft leasing company and concurrently leases back from such aircraft leasing company (a sale-leaseback transaction).
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FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 21

“SLB Spare Engine” means a Spare Engine that Frontier sells or assigns its rights to purchase under this Agreement or otherwise transfers ownership to an engine leasing company and concurrently leases back from such aircraft leasing company (a sale-leaseback transaction).
“Spare Engine” or “SPE” means a spare IAE PW1100G-JM engine, as the term “ENGINE” is defined as Standard Equipment (as described in the Engine Specification), and the applicable Additional Equipment supplied by IAE, as described under Additional Equipment of the Engine Specification.
“Spare Engine and Intermix Agreement” means that certain PW1100G-JM Spare Engine and Engine Thrust Intermix Agreement, dated as of the date hereof, between IAE and Frontier, as amended, restated, or supplemented from time to time.
“Spare Engine Ratio” means the percent of Firm Spare Engines to Engines installed on Frontier Aircraft.
[***]
“Specific Conditions” means the operating conditions set forth in Attachment 1 to Appendix 5, upon which the FMP Rate is predicated.
“Standard Equipment” means any item identified under the Standard Equipment section in the Engine Specification.
“State of Registration” means the country(ies) in which the Frontier Aircraft are registered.
[***]
“T&M Rates and Charges” means those rates and charges contained in Attachment 3 to Appendix 5 for maintenance services not covered under the FMP Rate.
“TCH” or “Type Certificate Holder” means an entity holding a type certificate issued under the authority of the FAA.
“Term” has the meaning set forth in Section 2.1 of Appendix 5.
“Terms and Conditions” means the Terms and Conditions of Sale of Goods and Services attached hereto as Appendix 11, which govern all transactions under this Agreement.
[***]
IAE Proprietary - Subject to the Restrictions on the Front Page
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FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 22

“Unit Base Price” means the respective IAE unit base price of each Engine Shipset or Firm Spare Engine as set forth in Article 3 of this Agreement.
“2020 NEB-FMP Agreement” has the meaning given in the Recitals of this Agreement.

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 23

APPENDIX 2
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
DELIVERY SCHEDULE*

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 24

APPENDIX 3
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
ENGINE SPECIFICATIONS
SEE NEXT PAGE

IAE Proprietary - Subject to the Restrictions on the Front Page
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FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 25

APPENDIX 4
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 26

APPENDIX 5
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
FLEET MANAGEMENT PROGRAM

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 27

APPENDIX 6
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
PRODUCT SUPPORT FOR THE PW1100G-JM ENGINE

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 28

APPENDIX 7
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
PW1100G-JM ENGINE WARRANTY AND SERVICE POLICY

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 29

APPENDIX 8
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
SPARE ENGINE PAYMENT SCHEDULE

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 30

APPENDIX 9
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
GUARANTEE PLAN DEFINITIONS AND CONDITIONS

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 31

APPENDIX 10
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
[RESERVED]

IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 32

APPENDIX 11
PW1100G-JM ENGINE PURCHASE AND SUPPORT AGREEMENT
AND FLEET MANAGEMENT PROGRAM
TERMS AND CONDITIONS OF SALE OF GOODS AND SERVICES
IAE Proprietary - Subject to the Restrictions on the Front Page
This document does not contain any export regulated technical data.
FRONTIER PW1100G-JM NEB FMP DA (07-23-2025) FINAL DISTRIBUTION.DOCX    Page 33